UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 9, 2010


                          AMERICAN PARAMOUNT GOLD CORP.
             (Exact name of registrant as specified in its charter)


          Nevada                      333-138148                 20-5243308
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

130 King St. West Suite 3670 Toronto, Ontario Canada               M5X 1A9
      (Address of principal executive offices)                   (Zip Code)

   Registrant's telephone number, including area code (416) 214-5640 ext. 222

                                      n/a
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01 REGULATION FD DISCLOSURE

On November 9, 2010, we issued a news release announcing that we have entered into a letter of intent to acquire the Kisita Gold Mine Property, an operational gold property four hours northwest of the capital city of Kampala in Uganda.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1   News Release dated November 9, 2010.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PARAMOUNT GOLD CORP.


/s/ Hugh Aird
-----------------------------
Hugh Aird
President and Director

November 10, 2010


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